Exhibit 99.1

AMENDMENT No. 1

dated as of April 3, 2008

among

MBIA INSURANCE CORPORATION,

as Insurer,

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2005-B-M,

as Issuer,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Collateral Agent

to the

SPREAD ACCOUNT AGREEMENT

dated as of May 25, 2005

AMENDMENT NO. 1 to the SPREAD ACCOUNT AGREEMENT, dated as of April 3, 2008 (“Amendment”), by and among MBIA INSURANCE CORPORATION, a New York stock insurance company (“MBIA”), AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2005-B-M, a Delaware statutory trust (the “Issuer”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Collateral Agent”) to the Spread Account Agreement, dated as of May 25, 2005, among MBIA, the Issuer, and the Collateral Agent (the “Spread Account Agreement”);

WHEREAS, Section 8.03 of the Spread Account Agreement permits amendment of the Spread Account Agreement upon the terms and conditions specified therein;

WHEREAS, the parties to the Spread Account Agreement wish to amend the Spread Account Agreement, as applicable;

NOW, THEREFORE, the parties to the Spread Account Agreement hereby agree that the Spread Account Agreement is hereby amended, effective as of the date of this Amendment, as follows:

Section 1. Definitions. Each term used but not defined herein shall have the meaning assigned to such term in the Spread Account Agreement.

Section 2. Amendments to the Spread Account Agreement.

(a) The following definition of “Related Series Notice” is hereby added to Section 1.01 in its proper alphabetical order:

““Related Series Notice” means, with respect to each Related Series, a notice substantially in the form attached hereto as Exhibit A.”

(b) The following definitions of “Related Series”, “Related Series Accelerated Payment Amount Shortfall”, “Related Series Requisite Amount Shortfall”, “Related Series SSA” and “Related Series Spread Account Agreement” are hereby deleted and replaced with the following:

““Related Series” means a securitization or warehouse transaction (a) relating to assets sold by AmeriCredit to the Seller or another seller, (b) pursuant to which notes or certificates were issued by an issuer and certain distributions on such notes or certificates were insured by the Insurer and (c) with respect to which the Collateral Agent has received a Related Series Notice.”

““Related Series Accelerated Payment Amount Shortfall” means, with respect to each Related Series, after the earlier to occur of (a) the twelfth (12th) distribution date for such Related Series (or, if the applicable Related Series Notice indicates that such Related Series is subject to an alternative date for this purpose, such alternative date) or (b) the first distribution date for such Related Series on which no

“Accelerated Payment Amount Shortfall” (as defined in the Related Series Spread Account Agreement) exists, the shortfall in the amount available in the Related Series Spread Account to pay such “Accelerated Payment Amount Shortfall”.”

““Related Series Requisite Amount Shortfall” means, with respect to each Related Series, the excess, if any, of (a) the “Requisite Amount” as defined in the Related Series Spread Account Agreement (without giving effect to any increase in such amount due to any Level I Trigger Event or Level II Trigger Event as such terms are defined in the Related Series Spread Account Agreement, if applicable) over (b) the amount on deposit in the Related Series Spread Account (after giving effect to any withdrawals therefrom or deposits thereto, except for (i) deposits thereto from the Spread Account or any other Related Series Spread Account or (ii) any other amounts deposited thereto that, under the terms of the Related Series Spread Account Agreement, are excluded for purposes of determining whether the amount therein equals the “Requisite Amount” as defined in Related Series Spread Account Agreement).”

““Related Series SSA” means, with respect to each Related Series, the agreement identified as the “Related Series SSA” in the applicable Related Series Notice.”

““Related Series Spread Account Agreement” means, with respect to each Related Series, the agreement identified as the “Related Series Spread Account Agreement” in the applicable Related Series Notice.”

““Release Instruction Letter” means a letter of instruction from the Servicer addressed to and acknowledged by the Collateral Agent and MBIA, substantially in the form of Exhibit B hereto.”

(c) Section 3.03(b) is hereby deleted and replaced with the following:

“(b) On each Distribution Date, the Collateral Agent shall make the following payments from the Spread Account (to the extent of funds available in the Spread Account, including, without limitation, amounts deposited therein pursuant to Section 3.07) in the following order of priority:

(i) if the Trust Collateral Agent has delivered a Deficiency Notice and if there exists a Spread Account Claim Amount, to the Trust Collateral Agent for deposit in the Collection Account the amount of such Spread Account Claim Amount; and

(ii) any funds in the Spread Account (net of any amounts deposited with respect to the Cash Collateral Deposit) in excess of the

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Requisite Amount, after making the withdrawals therefrom required by clause (i) of this Section 3.03(b) (to the extent of funds available in excess of the Requisite Amount) and any funds remaining in the Spread Account as of the Distribution Date immediately following the Final Termination Date will be applied by the Collateral Agent in the following order of priority:

(A) if the Trust Collateral Agent has delivered an Accelerated Payment Shortfall Notice and if there exists an Accelerated Payment Amount Shortfall, to the Trust Collateral Agent for deposit in the Note Distribution Account the amount of such Accelerated Payment Amount Shortfall;

(B) to the payment of any expenses payable pursuant to Section 4.5 of the Sale and Servicing Agreement to the extent not paid by the Servicer;

(C) to the Trust Collateral Agent for payment to any replacement servicer any accrued and unpaid replacement servicer fees, transition costs or additional compensation to the extent not paid by AmeriCredit or pursuant to the Sale and Servicing Agreement;

(D) to the Trust Collateral Agent for payment to the Insurer, any amounts due and owing to the Insurer that were not paid under clause (x) of Section 5.7(b) of the Sale and Servicing Agreement;

(E) to each Related Series Collateral Agent for deposit in the applicable Related Series Spread Account, the amount necessary to pay in full any Related Series Spread Account Claim Amount for such Related Series that has not been funded prior to such date from any other Related Series;

(F) to each Related Series Collateral Agent for deposit in the applicable Related Series Spread Account, the amount necessary to pay in full any Related Series Requisite Amount Shortfall for such Related Series that has not been funded prior to such date from any other Related Series;

(G) to each Related Series Collateral Agent for deposit in the applicable Related Series Spread Account, the amount necessary to pay in full any Related Series Accelerated Payment Amount Shortfall for such Related Series that has not been funded prior to such date from any other Related Series;

(H) if the Collateral Agent has received notice from the Insurer of Related Series Insurer Payment Amounts, to the Insurer for the payment of the Related Series Insurer Payment Amounts set forth on such notice;

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(I) to the Backup Servicer, any indemnification amounts payable by the Servicer to the Backup Servicer to the extent not paid by the Servicer;

(J) to the holder(s) of the Certificates, any remaining funds in the Spread Account in excess of the Requisite Amount.”

(d) Section 3.07 is hereby deleted and replaced with the following:

“Section 3.07. Cross-Collateralization Provisions.

(a) Subject to the priorities in Section 3.03(b), the Collateral Agent shall make distributions to the Related Series Collateral Agents in accordance with a Release Instruction Letter, which shall be prepared by the Servicer in accordance with information contained in the most recent “Servicer’s Certificate” (as defined in the Related Series SSA) delivered to the Collateral Agent with respect to each such Related Series, and the Collateral Agent shall be entitled to rely on a Release Instruction Letter from the Servicer to determine the amounts of any Related Series Spread Account Claim Amounts, Related Series Accelerated Payment Amount Shortfalls and Related Series Requisite Amount Shortfalls for the applicable Related Series for the related “Distribution Date” (as such term is defined in the Related Series SSA for such Related Series). If the Spread Account and one or more Related Series Spread Accounts that have Distribution Dates on the same date (collectively, the “Funding Spread Accounts”) have funds available to pay any Related Series Spread Account Claim Amount, Related Series Accelerated Payment Amount Shortfall, Related Series Requisite Amount Shortfall or Related Series Insurer Payment Amounts (in each case, to the extent that such amounts remain unpaid after application of amounts from Related Series Spread Accounts for Related Series that had an earlier Distribution Date and funded such amounts in reliance on the same “Servicer’s Certificates”), amounts to be transferred to the Related Series Spread Account containing any such remaining shortfall shall be allocated among the Funding Spread Accounts pro rata based upon the funds available in the Funding Spread Accounts for such transfers in accordance with a Release Instruction Letter.

(b) On or prior to the first Business Day prior to each Distribution Date, the Collateral Agent shall make the determinations contained in subsections (iii), (vi) and (vii) of Section 3.03(a) and provide sufficient information to each Related Series Collateral Agent and the Servicer in order to effectuate the transfer of any amounts

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available in the Related Series Spread Accounts to the Spread Account as Related Series Accelerated Payment Amount Shortfalls, Related Series Spread Account Claim Amounts or Related Series Requisite Amount Shortfalls. If two or more Related Series Spread Accounts have funds available for transfer to the Spread Account pursuant to the Related Series Spread Account Agreements on the same date, amounts to be transferred to the Spread Account shall be allocated among such Related Series Spread Accounts pro rata based upon the funds available in such Related Series Spread Accounts for such transfers. Amounts received by the Collateral Agent from any Related Series Spread Account shall be deposited in the Spread Account and distributed in accordance with Section 3.03(b) or retained in the Spread Account, as applicable. Amounts received by the Collateral Agent from any Related Series Spread Account on a date other than a Distribution Date that are not required to cause the amount on deposit in the Spread Account to equal the Requisite Amount shall be retained therein until the next succeeding Distribution Date at which time they shall be distributed in accordance with the terms of this Agreement.”

(e) Section 8.03 is hereby deleted and replaced with the following:

“No amendment, modification, waiver or supplement to this Agreement or any provision of this Agreement shall in any event be effective unless the same shall have been made or consented to in writing by each of the parties hereto and each Rating Agency shall have received prior written notice with respect to such amendment, modification, waiver or supplement; provided, however, that, notwithstanding the foregoing, for so long as the Insurer shall be the Controlling Party, any amendments, modifications, waivers or supplements hereto, or to the Spread Account Agreement Collateral or Spread Account or to any requirement hereunder to deposit or retain any amounts in such Spread Account or to distribute any amounts therein as provided in Section 3.03 shall be effective if made or consented to in writing by the Insurer, the Issuer and the Collateral Agent (the consent of which shall not be withheld or delayed with respect to any amendment that does not adversely affect the Collateral Agent) but shall in no circumstances require the consent of the Trustee or the Noteholders.”

(f) Exhibit A to the Spread Account Agreement is deleted and replaced with Exhibit A hereto.

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(g) Exhibit B hereto is added to the Spread Account Agreement as Exhibit B.

(h) Exhibit C hereto is added to the Spread Account Agreement as Exhibit C, and by its acknowledgment of this Amendment, the Trust Collateral Agent hereby agrees that any “Deficiency Notice” that it provides pursuant to the Sale and Servicing Agreement shall be in the form of such Exhibit C.

(i) Exhibit D hereto is added to the Spread Account Agreement as Exhibit D, and by its acknowledgment of this Amendment, the Trust Collateral Agent hereby agrees that any “Accelerated Payment Shortfall Notice” that it provides pursuant to the Sale and Servicing Agreement shall be in the form of such Exhibit D.

Section 3. Counterparts. This Amendment to the Spread Account Agreement may be executed in several counterparts, each of which shall be deemed an original hereof and all of which, when taken together, shall constitute one and the same Amendment to the Spread Account Agreement.

Section 4. Ratification of Spread Account Agreement. Except as provided herein, all provisions, terms and conditions of the Spread Account Agreement shall remain in full force and effect. As amended hereby, the Spread Account Agreement is ratified and confirmed in all respects.

Section 5. Entire Agreement. This Amendment sets forth the entire agreement between the parties hereto with respect to the subject matter hereof, and this Amendment supersedes and replaces any agreement or understanding that may have existed between the parties prior to the date hereof in respect of such subject matter.

Section 6. Owner Trustee Instruction. By acknowledging and accepting this Amendment, MBIA represents to Wilmington Trust Company, not in its individual capacity, but solely as the Owner Trustee of the Issuer, pursuant to the Trust Agreement, that it is the Controlling Party as such term is defined in the Trust Agreement and hereby instructs such Owner Trustee to execute and deliver this Amendment on behalf of the Issuer.

Section 7. Limitation Of Owner Trustee Liability. It is expressly understood and agreed by the parties that (a) this document is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement of the Issuer, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or

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expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

Section 8. Effectiveness of Amendment. This Amendment will be effective only upon the execution by the parties hereto and satisfaction of any other requirements set forth in Section 8.03 of the Spread Account Agreement. Notwithstanding anything herein to the contrary, with respect to the April 6, 2008 Distribution Date, if there are amounts on deposit in the Spread Account that are available to fund any payments pursuant to Sections 3.03(b)(ii)(E) – (H), such funds will be allocated in accordance with such Sections (A) based upon the most recently delivered Servicer’s Certificate delivered with respect to each Related Series (notwithstanding the fact that such Servicer’s Certificate may have been delivered prior to execution of this Amendment), and (B) reflecting any changes to the “Related Series Requisite Amount Shortfall” for each Related Series that may have been effected by amendments to the definition of “Requisite Amount” in the Related Series Spread Account Agreement subsequent to delivery of such Servicer’s Certificate.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth on the first page hereof.

MBIA INSURANCE CORPORATION

By
Name:
Title:

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2005-B-M, as Issuer

By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee on behalf of the Issuer

By
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent

By
Name:
Title:

[Signature Page to Amend. No. 1 to 2005-B-M Spread Account Agreement]

EXHIBIT A

NOTICE OF RELATED SERIES

Wells Fargo Bank, National Association,

Sixth Street and Marquette Avenue,

MAC N9311-161

Minneapolis, Minnesota 55479

Ladies and Gentlemen:

For purposes of the Spread Account Agreement dated as of May 25, 2005 (as amended, the “Agreement”) among AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2005-B-M, as issuer, MBIA INSURANCE CORPORATION, as insurer (the “Insurer”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as trustee, as trust collateral agent and as collateral agent (in such capacity, the “Collateral Agent”), the Insurer hereby notifies the Collateral Agent that the transaction described below is a Related Series (as defined in the Agreement).

Related Series: [DESCRIBE TRANSACTION].

Related Series Collateral Agent: [INSERT NAME AND NOTICE ADDRESS OF RELATED SERIES COLLATERAL AGENT].

Related Series Spread Account Agreement: [DESCRIBE AGREEMENT].

Related Series SSA: [DESCRIBE AGREEMENT].

[Other: [DESCRIBE CUSTOMIZED CROSS-COLLATERALIZATION PROVISIONS FOR RELATED SERIES, IF APPLICABLE].

This notice is dated as of                     , 20    .

MBIA INSURANCE CORPORATION

By:
Title:

Ex.A-1

EXHIBIT B

LETTER OF INSTRUCTION REGARDING SPREAD ACCOUNT MONIES

MBIA Insurance Corporation

113 King Street

Armonk, New York 10504

Attention: Insured Portfolio Management – SF

Wells Fargo Bank, National Association

Sixth Street and Marquette Avenue

MAC N9311-161,

Minneapolis, Minnesota 55479

Attention: Corporate Trust Office

All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Spread Account Agreement, dated as of May 25, 2005, as amended (the “Spread Account Agreement”), by and among AmeriCredit Automobile Receivables Trust 2005-B-M (the “Trust”), MBIA Insurance Corporation, as insurer (the “Insurer”) and Wells Fargo Bank, National Association (“Wells Fargo”).

AmeriCredit Financial Services, Inc. is the servicer (the “Servicer”), under the Sale and Servicing Agreement, dated as of May 25, 2005, among the Trust, AFS SenSub Corp., AmeriCredit Financial Services, Inc. (the “Servicer”) and Wells Fargo, in its capacity as Backup Servicer and Trust Collateral Agent. The Servicer has determined that (i) a [Related Series Spread Account Claim Amount], [Related Series Accelerated Payment Amount Shortfall], [Related Series Requisite Amount Shortfall], [Related Series Insurer Payment Amount] has occurred with respect to Series [        ], (ii) the amount that will be on deposit in the Series 2005-B-M Spread Account following all withdrawals required to be made from the Series 2005-B-M Spread Account pursuant to priorities (i) and (ii), clause (A) through (D) of Section 3.03(b) of the Spread Account Agreement on [            ], 200[  ] (the “Distribution Date”) exceeds the Requisite Amount by $[            ] and (iii) the amounts to be released to certain other Related Series (each, a “Release Amount”) are set forth in the table below. The Servicer requests that, the Insurer, as Controlling Party, hereby direct the Collateral Agent to release the Release Amounts from the Series 2005-B-M Spread Account on the Distribution Date pursuant to Section 3.03(b)(ii)(E) through (H) of the Spread Account Agreement and that the Collateral Agent release the Release Amounts to the spread account for each of the following Related Series with respect to which there exists on such day a [Related Series Spread Account Claim Amount], [Related Series Accelerated Payment Amount Shortfall], [Related Series Requisite Amount Shortfall], [Related Series Insurer Payment Amount] (based on the most recently available Servicer’s Certificate for each such Related Series), an amount up to the amount of such [Related Series Spread Account Claim Amount], [Related Series Accelerated Payment Amount Shortfall], [Related Series Requisite Amount Shortfall], [Related Series Insurer Payment Amount] as follows:

Ex.B-1

Related Series	Release Amount	Wiring Instructions

[The amount to be released to the AmeriCredit Automobile Receivables Trust 2005-B-M Certificateholder is $[                                                                 ]].

[Remainder of page intentionally left blank]

This letter shall be governed by and construed in accordance with the laws of the State of New York without regard to its choice of law rules. This letter may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one letter.

AMERICREDIT FINANCIAL SERVICES, INC., as Servicer

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

MBIA INSURANCE CORPORATION as Controlling Party

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee, Trust Collateral Agent and Collateral Agent

By:
Name:
Title:

Dated: [                    ], 200[  ]

EXHIBIT C

DEFICIENCY NOTICE

Pursuant to Section 5.5(a) of the Sale and Servicing Agreement, dated as of May 25, 2005 (the “Sale and Servicing Agreement”), among AmeriCredit Automobile Receivables Trust 2005-B-M, AFS SenSub Corp., AmeriCredit Financial Services, Inc. (the “Servicer”) and Wells Fargo Bank, National Association, in its capacity as Backup Servicer and Trust Collateral Agent (the “Trust Collateral Agent”), the Trust Collateral Agent hereby provides to Wells Fargo Bank, National Association, in its capacity as the Collateral Agent and the Trustee, Wilmington Trust Company, as Owner Trustee, MBIA Insurance Corporation, as the Insurer, and the Servicer this Deficiency Notice.

With respect to the [            ], 20[    ] Distribution Date (the “Distribution Date”):

1.	The Spread Account Claim Amount is $[ ].

2.	The Deficiency Amount is $[ ].

The Collateral Agent is hereby directed to remit the above-referenced Spread Account Claim Amount (to the extent of the funds available to be distributed pursuant to the Spread Account Agreement) to the Trust Collateral Agent for deposit in the Collection Account on the Distribution Date.

Terms used but not defined herein shall have the meanings given to such terms in the Sale and Servicing Agreement.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trust Collateral Agent

By:
Name:
Title:

Ex.C-1

EXHIBIT D

ACCELERATED PAYMENT SHORTFALL NOTICE

Pursuant to Section 5.5(b) of the Sale and Servicing Agreement, dated as of May 25, 2005 (the “Sale and Servicing Agreement”), among AmeriCredit Automobile Receivables Trust 2005-B-M, AFS SenSub Corp., AmeriCredit Financial Services, Inc. (the “Servicer”) and Wells Fargo Bank, National Association, in its capacity as Backup Servicer and Trust Collateral Agent (the “Trust Collateral Agent”), the Trust Collateral Agent hereby provides to Wells Fargo Bank, National Association, in its capacity as the Collateral Agent and the Trustee, Wilmington Trust Company, as Owner Trustee, MBIA Insurance Corporation, as the Insurer, and the Servicer, this Accelerated Payment Shortfall Notice.

With respect to the [            ], 20[    ] Distribution Date (the “Distribution Date”), the Accelerated Payment Amount Shortfall is $[            ]:

The Collateral Agent is hereby directed to remit the above-referenced Accelerated Payment Amount Shortfall (to the extent of funds available to be distributed in the Spread Account) to the Trust Collateral Agent for deposit in the Note Distribution Account on the Distribution Date.

Terms used but not defined herein shall have the meanings given to such terms in the Sale and Servicing Agreement.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trust Collateral Agent

By:
Name:
Title:

Ex.D-1